Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm


We consent to the references to our firm under the captions "Financial Highlights" in the Class Y Shares Prospectuses and "Independent Registered Public Accounting Firm" and "Financial Statements" in the Class A, Class B, Class C, Class Y and Investor Class Shares Statements of Additional Information and to the incorporation by reference of our reports, dated February 18, 2005, on the financial statements and financial highlights of Pioneer Growth Opportunities Fund and Pioneer Tax Free Money Market Fund (two of the series of portfolios comprising Pioneer Series Trust II) included in the Annual Reports to the Shareowners for the year ended December 31, 2004 as filed with the Securities and Exchange Commission in Post-Effective Amendment Number 10 to the Registration Statement (Form N-1A No. 333-110037) of Pioneer Series Trust II.


                                                        /s/ ERNST & YOUNG LLP


Boston, Massachusetts
July 21, 2005